Exhibit 10.1

CONFORMED COPY

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2, dated as of August 10, 2011 (this “Amendment”), to the Credit Agreement, dated as of July 7, 2010 (as amended, amended and restated, modified or supplemented from time to time, the “Credit Agreement”), among Dyncorp International Inc. (the “Borrower”), the guarantors party thereto, the lenders from time to time party thereto (the “Lenders”) and Bank of America, N.A., as administrative agent and collateral agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower on the terms and conditions set forth in the Credit Agreement; and

WHEREAS, the Required Lenders party hereto have consented to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.

ARTICLE II

Amendment and Waiver

Section 2.1. Amendments.

(a) Section 1.01 of the Credit Agreement is hereby amended to:

(i) add the following defined term in proper alphabetical order:

(A) “Amendment No. 2 Effective Date” means August 10, 2011.

(ii) delete “(a) any contract or other written agreement of any Loan Party or any of its Subsidiaries (other than the Loan Documents) involving monetary liability of or to any such Person in an amount in excess of $40,000,000 per annum or (b)” from the definition of “Material Contract”.

(iii) amend the definition of “Total Leverage Ratio” to replace the reference to “$25,000,000” in such definition with “$50,000,000”.

(b) Section 2.05(d) of the Credit Agreement is hereby amended by replacing the word “first anniversary of the Closing Date” with the words “six month anniversary of the Amendment No. 2 Effective Date”.

(c) Section 2.06(a) of the Credit Agreement is hereby amended by replacing “all of the Facilities” in the last sentence thereof with “any of the Facilities in its entirety”.

(d) Section 5.01(y) of the Credit Agreement is hereby amended by replacing each instance of “none of its Affiliates” therein with “none of its controlled Affiliates”.

(e) Section 7.03 of the Credit Agreement is hereby amended by:

amending and restating clause (i) of the proviso to Section 7.03(x) as follows: “the Total Leverage Ratio shall not be greater than (A) at any time through the fiscal quarter ending June 28, 2013, 4.50 to 1.0 and (B) at any time thereafter, the lower of 4.00 to 1.0 and the ratio set forth in Section 7.10(a) for such fiscal quarter, in each case, determined on a Pro Forma Basis as of the last day of the most recently ended Test Period”.

(f) Section 7.10(a) of the Credit is hereby amended to replace the table in such Section with the following:

Test Period	Total Leverage Ratio

April 2, 2011 — June 29, 2012	5.50 to 1.0

June 30, 2012 — September 28, 2012	5.25 to 1.0

September 29, 2012 — June 28, 2013	5.00 to 1.0

June 29, 2013 — September 27, 2013	4.75 to 1.0

September 28, 2013 — June 27, 2014	4.50 to 1.0

June 28, 2014 — March 27, 2015	4.25 to 1.0

March 28, 2015 — June 26, 2015	3.75 to 1.0

June 27, 2015 — September 25, 2015	3.50 to 1.0

September 26, 2015 and thereafter	3.25 to 1.0

(g) Section 7.10(b) of the Credit Agreement is hereby to replace the table in such Section with the following:

Test Period	Interest Coverage Ratio

April 2, 2011 — June 29, 2012	1.70 to 1.0

June 30 2012 — December 28, 2012	1.85 to 1.0

December 29, 2012 — June 27, 2014	2.00 to 1.0

June 28, 2014 — March 27, 2015	2.05 to 1.0

March 28, 2015 and thereafter	2.25 to 1.0

Section 2.2. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) on which:

(a) Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized signatory of each of the Borrower and the Required Lenders.

(b) No Default. No Default or Event of Default shall have occurred and be continuing under the Credit Agreement.

(c) Consent Fee. The Administrative Agent shall have received payment from the Borrower, in same day funds, for the account of each Lender that delivers an executed counterpart signature page to this Amendment at or prior to 5:00 p.m., New York City time, on August 8, 2011 (such time, the “Deadline”) a consent fee in an aggregate amount equal to 0.50% of (i) in the case of a Revolving Credit Lender, the aggregate principal amount of the Revolving Credit Exposure and the unused Revolving Credit Commitments of such Revolving Credit Lender as of the Deadline and (ii) in the case of a Term Lender, the aggregate principal amount of Term Loans held by such Lender as of the Deadline.

(d) Fees and Expenses. The Borrower shall have reimbursed the Administrative Agent for all expenses in connection with this Amendment to the extent invoiced.

(e) Representations and Warranties. The representations and warranties in Section 2.3 hereto shall be true and correct as of the date hereof and after giving effect to this Amendment, and an officer of the Borrower shall have delivered to the Administrative Agent a certificate, in form and substance reasonably satisfactory to the Administrative Agent, to such effect.

Section 2.3. Representation and Warranties. After giving effect to the amendments contained herein, on the Amendment No. 2 Effective Date the Borrower hereby confirms that: (a) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies; (b) the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the Amendment No. 2 Effective Date with the same effect as though made on and as of the Amendment No. 2 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); and (c) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

Section 2.4. Continuing Effect; No Other Amendments or Waivers. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of Holdings, the Borrower or any Subsidiary of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 2.5. Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 2.6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 2.7. WAIVER OF RIGHT TO TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 2.7 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 2.8. Headings. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed and delivered by their respective duly authorized officers as of the date first above written.

DYNCORP INTERNATIONAL INC.

By:	/s/ Christopher T. Porter
	Name:	Christopher T. Porter
	Title:	Vice President & Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Roberto Salazar
	Name:	Roberto Salazar
	Title:	Vice President

[ADDITIONAL LENDER SIGNATURES OMITTED]